PATENT GRANT OF
REPUBLIC OF CHINA
UTILITY MODEL NO.: M385402

Utility Model : Waste Recycling Apparatus

Patentee : E-Sunscience Co., Ltd.

Inventor : Cheng Li-Feng

Utility Grant Term : From Aug. 1 , 2010 to Feb. 25, 2020

The above invention patent was granted to the patentee according to the provisions of the Patent Act.

Taiwan Intellectual Property Office

Director Wang May-Hua

Granted on August 1, 2010

TAIWAN PATENT GRANT

INVENTION 196005

Invention : Apparatus for Pyrolysis Catalyst Additive

Patentee : Kuo Chun-Pao 、Huang Hueh-Yuang

Inventor : Kuo Chun-Pao 、Huang Hueh-Yuang

Patent Term: From Jan. 1 ,2004 to Jan. 6, 2020

The above invention patent was granted to the patentee according to the provisions of the Patent Act.

Taiwan Intellectual Property Office Director

Cai Lian-Sheng

Granted on December 26, 2003

TAIWAN PATENT GRANT

INVENTION 106467

Invention : Integrated System of a Continuous Thermal Decomposition of Scrap Tyres

Patentee : Huang Shou-huang

Inventor : Kuo Chun-Pao

Patent Term: From Aug 11 ,1999 to April 28, 2018

The above invention patent was granted to the patentee according to the provisions of the Patent Act.

Taiwan Intellectual Property Office Director

Cai Lian-Sheng

Renewed on November 18, 2005

PATENT GRANT OF

REPUBLIC OF CHINA

UTILITY MODEL NO.: 172491

Utility Model : Structure of Pyrolysis Reactor of a Continuous Thermal Decomposition Process of Scrap Tyres

Patentee : Huang Shou-huang

Inventor : Kuo Chun-Pao

Utility Grant Term : From Mar 21 ,2001 to May 10, 2010

The above invention patent was granted to the patentee according to the provisions of the Patent Act.

Taiwan Intellectual Property Office

Director Cai Lian-Sheng

Renewed on September 14, 2005

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Bibliographic Data

Application Number:	12/756,426	Customer Number:	-
Filing or 371 (c) Date:	04-08-2010	Status:	Docketed New Case - Ready for Examination
Application Type:	Utility	Status Date:	08-16-2011
Examiner Name:	LAU, JASON	Location:	ELECTRONIC
Group Art Unit:	4167	Location Date:	-
Confirmation Number:	1619	Earliest Publication No:	US 2011-0247534 A1
Attorney Docket Number:	MR4053-20	Earliest Publication Date:	10-13-2011
Class / Subclass:	110/229	Patent Number:	-
First Named Inventor:	LI-FENG CHENG , TAIPEI CITY, (TW)	Issue Date of Patent:	-

Title of Invention: WASTE RECYCLING APPARATUS

(1 of 1)

United States Patent Application *20110247534*
Kind Code **A1**
CHENG; LI-FENG **October 13, 2011**

WASTE RECYCLING APPARATUS

Abstract

A waste recycling apparatus includes a temporary storage tank, a pyrolyzing furnace, a first blower, a material storage tank, a second blower, and a rotary valve and a magnetic device. The temporary storage tank carries a waste. The pyrolyzing furnace decomposes the waste into a non-iron material and an iron material. The first blower produces winds to blow the waste into the pyrolyzing furnace. The material storage tank stores the non-iron material and the iron material and includes an outlet. The second blower produces winds to blow the non-iron material and the iron material into the material storage tank. The rotary valve controls a discharge quantity of the non-iron material and the iron material. The magnetic device is installed on a side of the outlet, and the magnetic device attracts the iron material to separate the non-iron material and the iron material. The waste recycling apparatus can recycle wastes automatically.

Inventors: **CHENG; LI-FENG**; *(TAIPEI CITY, TW)*
Assignee: **E-SUNSCIENCE CO., LTD.**
TAIPEI CITY
TW

Serial No.: **756426**
Series Code: **12**
Filed: **April 8, 2010**

Current U.S. Class: **110/255**
Class at Publication: **110/255**
International Class: F23G 5/44 20060101 F23G005/44

Claims

1. A waste recycling apparatus, comprising: a temporary storage tank, for carrying a waste; a pyrolyzing furnace, for decomposing the waste into a non-iron material and an iron material; a first blower, installed between the temporary storage tank and the pyrolyzing furnace, for producing a wind to blow the waste into the pyrolyzing furnace; a material storage tank, for storing the non-iron material and the iron material, and having an outlet; a second blower, installed between the pyrolyzing furnace and the material storage tank, for producing a wind to blow the non-iron material and the iron material into the material storage tank; a rotary valve, installed at the outlet, for controlling a discharge quantity of the non-iron material and the iron material; and a magnetic device, installed on a side of the outlet, for attracting the iron material to separate the non-iron material and the iron material.

2. The waste recycling apparatus of claim 1, further comprising a conveying device installed on a side of the outlet and provided for conveying the non-iron material and the iron material, and the magnetic device being installed at an end of the conveying device.

3. The waste recycling apparatus of claim 1, further comprising a third blower installed below the pyrolyzing furnace for blowing a wind towards the bottom of the pyrolyzing furnace.

4. The waste recycling apparatus of claim 1, further comprising a dust collecting device coupled to the pyrolyzing furnace for collecting a dust contained in the waste.

5. The waste recycling apparatus of claim 1, further comprising a separating device for separating an oil material from the non-iron material.

Description

BACKGROUND OF THE INVENTION

[0001] 1. Field of the Invention The present invention relates to a waste recycling apparatus, and more particularly to a waste recycling apparatus capable of recycling wastes automatically without requiring any manual sorting.

[0002] 2. Description of the Related Art

[0003] As industrial developments in our society advance, various different industrial products are manufactured, and thus various different industrial wastes are produced accordingly. Most wastes are toxic chemicals which cannot be buried or combusted directly, so that they are generally put into an incinerator or a fusion furnace for processing, and waste gases are produced during the combustion, and then the produced waste gases are neutralized or filtered by a washing tower or other air pollution processing devices, and gases unharmful to human health are discharged, so as to prevent a possibility of producing toxic gases such as dioxin.

[0004] Present waste processing equipments include incinerators, fusion furnaces, and dry distillation pyrolyzing furnaces, etc, wherein the combustion temperature of an incinerator is about 800.degree. C..about.900.degree. C. that can burn the waste materials into a fly ash state, and the combustion temperature of the fusion furnace is about 1500.degree. C. that can burn the fly ash into a molten state, and the dry distillation pyrolyzing furnace is heated to 400.quadrature..about.1000.degree. C., and the

dry distillation can decompose waste materials (such as waste tires, plastic materials, and charcoal, etc), such that the waste materials can be pyrolysed into non-iron materials such as oil gases and petroleum coke or iron materials such as iron filaments for recycle and reuse.

[0005] However, the present pyrolysis equipments have the disadvantages of requiring a manual sorting of the iron and non-iron materials after the pyrolysis is finished, consuming much time, and incurring a high cost.

SUMMARY OF THE INVENTION

[0006] Therefore, it is a primary objective of the present invention to provide a waste recycling apparatus capable of automatically recycling and decomposing wastes into iron materials and non-iron materials without requiring any manual sorting.

[0007] To achieve the foregoing objective, the present invention discloses a waste recycling apparatus comprising a temporary storage tank, a pyrolyzing furnace, a first blower, a material storage tank, a second blower, a rotary valve and a magnetic device. The temporary storage tank is provided for carrying a waste. The pyrolyzing furnace is provided for decomposing the waste into a non-iron material and an iron material. The first blower is installed between the temporary storage tank and the pyrolyzing furnace and provided for producing a wind to blow the waste into the pyrolyzing furnace. The material storage tank is provided for storing the iron material and the non-iron material, and the material storage tank has an outlet. The second blower is installed between the pyrolyzing furnace and the material storage tank and provided for producing a wind to blow the non-iron material and the iron material into the material storage tank. The rotary valve is installed at the outlet and provided for controlling a discharge quantity of the non-iron material and the iron material. The magnetic device is installed on a side of the outlet and provided for attracting the iron material to separate the non-iron material and the iron material.

[0008] The waste recycling apparatus further comprises a conveying device installed on a side of the outlet and provided for conveying the non-iron material and the iron material, and the magnetic device is installed at an end of the conveying device.

[0009] The waste recycling apparatus further comprises a third blower installed below the pyrolyzing furnace and provided for producing a wind towards the bottom of the pyrolyzing furnace.

[0010] The waste recycling apparatus further comprises a dust collecting device coupled to the pyrolyzing furnace and provided for collecting a dust contained in the waste.

[0011] The waste recycling apparatus further comprises a separating device for separating an oil material from the non-iron material.

BRIEF DESCRIPTION OF THE DRAWINGS

[0012] FIG. 1 is a schematic view of a schematic view of a waste recycling apparatus in accordance with a preferred embodiment of the present invention; and

[0013] FIG. 2 is a partial schematic view of a waste recycling apparatus in accordance with a preferred embodiment of the present invention.

DETAILED DESCRIPTION OF THE PREFERRED EMBODIMENTS

[0014] The technical characteristics of the present invention will become apparent with the detailed description of the preferred embodiments and the illustration of the related drawings.

[0015] With reference to FIGS. 1 and 2 for a schematic view and a partial schematic view of a waste recycling apparatus in accordance with a preferred embodiment of the present invention respectively, the waste recycling apparatus 1 is used for recycling a waste 2, and the waste recycling apparatus 1 comprises a temporary storage tank 11, a pyrolyzing furnace 12, a first blower 13, a material storage tank 14, a second blower 15, a rotary valve 16, a conveying device 17, a magnetic device 18 and a dust collecting device 19.

[0016] The waste 2 can be a substance including a waste plastic material, a waste motor oil and a waste lubricating oil, etc, but the present invention is not limited to such arrangements only. The waste 2 is processed sequently by a rough grounding, a mid-level grounding, and a fine grounding, and then stored into the temporary storage tank 11.

[0017] The first blower 13 is installed between the temporary storage tank 11 and the pyrolyzing furnace 12 and provided for producing wind to blow the waste 2 into the pyrolyzing furnace 12.

[0018] The pyrolyzing furnace 12 is provided for heating up the waste 2 in the pyrolyzing furnace 12 to a temperature ranging from 400.degree. C. to 500.degree. C., such that the waste 2 can be decomposed into an iron material 21 and a non-iron material 22 after a period of time. A temperature sensor (not shown in the figure) can be installed at the pyrolyzing furnace 12 for monitoring and controlling the temperature of the pyrolyzing furnace 12 in order to turn on or off the pyrolyzing furnace 12. The iron material 21 can be iron filament, and the non-iron material 22 can be carbon black or charcoal, but the present invention is not limited to such arrangements only.

[0019] The second blower 15 is installed between the pyrolyzing furnace 12 and the material storage tank 14. The second blower 15 produces a wind to blow the non-iron material 21 and the iron material 22 into the material storage tank 14.

[0020] The material storage tank 14 is provided for storing the non-iron material 21 and the iron material 22, and the material storage tank 14 includes an outlet 141 for discharging the iron material 21 and the non-iron material 22 from the outlet.

[0021] The rotary valve 16 is installed at the outlet and rotated with a specific speed for controlling the discharge quantity of the non-iron material 21 and the iron material 22.

[0022] The conveying device 17 can be a conveyor belt installed below the outlet 141 for conveying the non-iron material 21 and the iron material 22.

[0023] The magnetic device 18 is installed at an end of the conveying device 17, wherein the magnetic device 18 is made of a permanent magnet for attracting the iron material 21 in order to separate the non-iron material 22 and the iron material 21.

[0024] The dust collecting device 19 is coupled to the pyrolyzing furnace 12 and provided for collecting a dust 3 contained in the waste 2.

[0025] The waste recycling apparatus further includes a washing device 10 coupled to the dust collecting device 19 for dissolving the dust 3 collected by the dust collecting device 19 in a washing solution and discharging the washing solution and the dust, so as to prevent the dust 3 from flying in the air or causing air pollution.

[0026] The non-iron material 22 and the iron material 21 situated in the pyrolyzing furnace 12 can be sent to the material storage tank 14 easily, and a third blower 4 is installed below the pyrolyzing furnace 12. The third blower 4 is provided for blowing a wind towards the bottom of the pyrolyzing furnace 12 in order to move and whirl the non-iron material 22 and the iron material 21.

[0027] The waste recycling apparatus further includes a separating device 5. If the waste 2 containing a waste oil and a waste lubricating oil, the separating device 5 can be used for separating the oil material 6 from the non-iron material 22 by the evaporation and condensation method.

[0028] In summation of the description above, the waste recycling apparatus of the invention has the effect of decomposing and recycling the wastes and sorting the decomposed non-iron material and iron material by a magnetic device and a conveying device automatically. The invention provides an automatic effect, and saves time and cost without requiring a manual sorting.

[0029] The present invention improves over the prior art and complies with patent application requirements, and thus is duly filed for the patent application. While the invention has been described by device of specific embodiments, numerous modifications and variations could be made thereto by those generally skilled in the art without departing from the scope and spirit of the invention set forth in the claims.

* * * * *

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WASTE RECYCLING APPARATUS

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CONFIRMATION NO. 1619

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Application Data Sheet 37 CFR 1.76	Attorney Docket Number	MR4053-20
	Application Number	

Title of Invention	WASTE RECYCLING APPARATUS

If the Assignee is an Organization check here.	☒		
Organization Name	E-SUNSCIENCE CO., LTD.		
Mailing Address Information:			
Address 1	2F., NO. 162, JINGYE 1ST RD.		
Address 2	ZHONGSHAN DISTRICT		
City	TAIPEI CITY	**State/Province**	
Country	TW	Postal Code	
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Signature	/MORTON J. ROSENBERG/			Date (YYYY-MM-DD)	2010-04-08
First Name	MORTON	Last Name	ROSENBERG	Registration Number	26049

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WASTE RECYCLING APPARATUS

BACKGROUND OF THE INVENTION

1. Field of the Invention

The present invention relates to a waste recycling apparatus, and more particularly to a waste recycling apparatus capable of recycling wastes automatically without requiring any manual sorting.

2. Description of the Related Art

As industrial developments in our society advance, various different industrial products are manufactured, and thus various different industrial wastes are produced accordingly. Most wastes are toxic chemicals which cannot be buried or combusted directly, so that they are generally put into an incinerator or a fusion furnace for processing, and waste gases are produced during the combustion, and then the produced waste gases are neutralized or filtered by a washing tower or other air pollution processing devices, and gases unharmful to human health are discharged, so as to prevent a possibility of producing toxic gases such as dioxin.

Present waste processing equipments include incinerators, fusion furnaces, and dry distillation pyrolyzing furnaces, etc, wherein the combustion temperature of an incinerator is about 800℃~900℃ that can burn the waste materials into a fly ash state, and the combustion temperature of the fusion furnace is about 1500℃ that can burn the fly ash into a molten state, and the dry distillation pyrolyzing furnace is heated to 400□~1000℃, and the dry distillation can decompose waste materials (such as waste tires, plastic materials, and charcoal, etc), such that the waste materials can be pyrolysed into non-iron materials such as oil gases and petroleum coke or iron materials such as iron filaments for recycle and reuse.

However, the present pyrolysis equipments have the disadvantages of requiring a

manual sorting of the iron and non-iron materials after the pyrolysis is finished, consuming much time, and incurring a high cost.

SUMMARY OF THE INVENTION

Therefore, it is a primary objective of the present invention to provide a waste recycling apparatus capable of automatically recycling and decomposing wastes into iron materials and non-iron materials without requiring any manual sorting.

To achieve the foregoing objective, the present invention discloses a waste recycling apparatus comprising a temporary storage tank, a pyrolyzing furnace, a first blower, a material storage tank, a second blower, a rotary valve and a magnetic device. The temporary storage tank is provided for carrying a waste. The pyrolyzing furnace is provided for decomposing the waste into a non-iron material and an iron material. The first blower is installed between the temporary storage tank and the pyrolyzing furnace and provided for producing a wind to blow the waste into the pyrolyzing furnace. The material storage tank is provided for storing the iron material and the non-iron material, and the material storage tank has an outlet. The second blower is installed between the pyrolyzing furnace and the material storage tank and provided for producing a wind to blow the non-iron material and the iron material into the material storage tank. The rotary valve is installed at the outlet and provided for controlling a discharge quantity of the non-iron material and the iron material. The magnetic device is installed on a side of the outlet and provided for attracting the iron material to separate the non-iron material and the iron material.

The waste recycling apparatus further comprises a conveying device installed on a side of the outlet and provided for conveying the non-iron material and the iron material, and the magnetic device is installed at an end of the conveying device.

The waste recycling apparatus further comprises a third blower installed below the pyrolyzing furnace and provided for producing a wind towards the bottom of the

pyrolyzing furnace.

The waste recycling apparatus further comprises a dust collecting device coupled to the pyrolyzing furnace and provided for collecting a dust contained in the waste.

The waste recycling apparatus further comprises a separating device for separating an oil material from the non-iron material.

BRIEF DESCRIPTION OF THE DRAWINGS

FIG. 1 is a schematic view of a schematic view of a waste recycling apparatus in accordance with a preferred embodiment of the present invention; and

FIG. 2 is a partial schematic view of a waste recycling apparatus in accordance with a preferred embodiment of the present invention.

DETAILED DESCRIPTION OF THE PREFERRED EMBODIMENTS

The technical characteristics of the present invention will become apparent with the detailed description of the preferred embodiments and the illustration of the related drawings.

With reference to FIGS. 1 and 2 for a schematic view and a partial schematic view of a waste recycling apparatus in accordance with a preferred embodiment of the present invention respectively, the waste recycling apparatus 1 is used for recycling a waste 2, and the waste recycling apparatus 1 comprises a temporary storage tank 11, a pyrolyzing furnace 12, a first blower 13, a material storage tank 14, a second blower 15, a rotary valve 16, a conveying device 17, a magnetic device 18 and a dust collecting device 19.

The waste 2 can be a substance including a waste plastic material, a waste motor oil and a waste lubricating oil, etc, but the present invention is not limited to such arrangements only. The waste 2 is processed sequently by a rough grounding, a mid-level grounding, and a fine grounding, and then stored into the temporary storage tank 11.

The first blower 13 is installed between the temporary storage tank 11 and the pyrolyzing furnace 12 and provided for producing wind to blow the waste 2 into the pyrolyzing furnace 12.

The pyrolyzing furnace 12 is provided for heating up the waste 2 in the pyrolyzing furnace 12 to a temperature ranging from 400℃ to 500℃, such that the waste 2 can be decomposed into an iron material 21 and a non-iron material 22 after a period of time. A temperature sensor (not shown in the figure) can be installed at the pyrolyzing furnace 12 for monitoring and controlling the temperature of the pyrolyzing furnace 12 in order to turn on or off the pyrolyzing furnace 12. The iron material 21 can be iron filament, and the non-iron material 22 can be carbon black or charcoal, but the present invention is not limited to such arrangements only.

The second blower 15 is installed between the pyrolyzing furnace 12 and the material storage tank 14. The second blower 15 produces a wind to blow the non-iron material 21 and the iron material 22 into the material storage tank 14.

The material storage tank 14 is provided for storing the non-iron material 21 and the iron material 22, and the material storage tank 14 includes an outlet 141 for discharging the iron material 21 and the non-iron material 22 from the outlet.

The rotary valve 16 is installed at the outlet and rotated with a specific speed for controlling the discharge quantity of the non-iron material 21 and the iron material 22.

The conveying device 17 can be a conveyor belt installed below the outlet 141 for conveying the non-iron material 21 and the iron material 22.

The magnetic device 18 is installed at an end of the conveying device 17, wherein the magnetic device 18 is made of a permanent magnet for attracting the iron material 21 in order to separate the non-iron material 22 and the iron material 21.

The dust collecting device 19 is coupled to the pyrolyzing furnace 12 and provided for collecting a dust 3 contained in the waste 2.

The waste recycling apparatus further includes a washing device 10 coupled to the dust collecting device 19 for dissolving the dust 3 collected by the dust collecting device 19 in a washing solution and discharging the washing solution and the dust, so as to prevent the dust 3 from flying in the air or causing air pollution.

The non-iron material 22 and the iron material 21 situated in the pyrolyzing furnace 12 can be sent to the material storage tank 14 easily, and a third blower 4 is installed below the pyrolyzing furnace 12. The third blower 4 is provided for blowing a wind towards the bottom of the pyrolyzing furnace 12 in order to move and whirl the non-iron material 22 and the iron material 21.

The waste recycling apparatus further includes a separating device 5. If the waste 2 containing a waste oil and a waste lubricating oil, the separating device 5 can be used for separating the oil material 6 from the non-iron material 22 by the evaporation and condensation method.

In summation of the description above, the waste recycling apparatus of the invention has the effect of decomposing and recycling the wastes and sorting the decomposed non-iron material and iron material by a magnetic device and a conveying device automatically. The invention provides an automatic effect, and saves time and cost without requiring a manual sorting.

The present invention improves over the prior art and complies with patent application requirements, and thus is duly filed for the patent application. While the invention has been described by device of specific embodiments, numerous modifications and variations could be made thereto by those generally skilled in the art without departing from the scope and spirit of the invention set forth in the claims.

WHAT IS CLAIMED IS:

1. A waste recycling apparatus, comprising:

a temporary storage tank, for carrying a waste;

a pyrolyzing furnace, for decomposing the waste into a non-iron material and an iron material;

a first blower, installed between the temporary storage tank and the pyrolyzing furnace, for producing a wind to blow the waste into the pyrolyzing furnace;

a material storage tank, for storing the non-iron material and the iron material, and having an outlet;

a second blower, installed between the pyrolyzing furnace and the material storage tank, for producing a wind to blow the non-iron material and the iron material into the material storage tank;

a rotary valve, installed at the outlet, for controlling a discharge quantity of the non-iron material and the iron material; and

a magnetic device, installed on a side of the outlet, for attracting the iron material to separate the non-iron material and the iron material.

2. The waste recycling apparatus of claim 1, further comprising a conveying device installed on a side of the outlet and provided for conveying the non-iron material and the iron material, and the magnetic device being installed at an end of the conveying device.

3. The waste recycling apparatus of claim 1, further comprising a third blower installed below the pyrolyzing furnace for blowing a wind towards the bottom of the pyrolyzing furnace.

4. The waste recycling apparatus of claim 1, further comprising a dust collecting device coupled to the pyrolyzing furnace for collecting a dust contained in the

waste.

5. The waste recycling apparatus of claim 1, further comprising a separating device for separating an oil material from the non-iron material.

ABSTRACT

A waste recycling apparatus includes a temporary storage tank, a pyrolyzing furnace, a first blower, a material storage tank, a second blower, and a rotary valve and a magnetic device. The temporary storage tank carries a waste. The pyrolyzing furnace decomposes the waste into a non-iron material and an iron material. The first blower produces winds to blow the waste into the pyrolyzing furnace. The material storage tank stores the non-iron material and the iron material and includes an outlet. The second blower produces winds to blow the non-iron material and the iron material into the material storage tank. The rotary valve controls a discharge quantity of the non-iron material and the iron material. The magnetic device is installed on a side of the outlet, and the magnetic device attracts the iron material to separate the non-iron material and the iron material. The waste recycling apparatus can recycle wastes automatically.


2
5
6
10
15
19
3
2
14
21
18
141
16
21
22
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13
4

Fig.1


15
16
14
18
17

Fig.2

DECLARATION FOR PATENT APPLICATION

Docket Number (Optional)
MR4053-20

As a below named inventor, I hereby declare that:

My residence, post office address and citizenship are as stated below next to my name.

I believe I am the original, first and sole inventor (if only one name is listed below) or an original, first and joint inventor (if plural names are listed below) of the subject matter which is claimed and for which a patent is sought on the invention entitled WASTE RECYCLING APPARATUS, the specification of which is attached hereto unless the following box is checked:

☐ was filed on ________ as United States Application Number or PCT International Application Number ________ and was amended on ________ (if applicable).

I hereby state that I have reviewed and understand the contents of the above identified specification, including the claims, as amended by any amendment referred to above.
I acknowledge the duty to disclose information which is material to patentability as defined in 37 CFR §1.56.
I hereby claim foreign priority benefits under 35 U.S.C § 119(a)–(d) or § 365(b) of any foreign application(s) for patent or inventor's certificate, or § 365(a) of any PCT International application which designated at least one country other than the United States, listed below and have also identified below, by checking the box, any foreign application f r patent or inventors' certificate, or PCT International application having a filing date before that of the application on which priority is claimed.

Prior Foreign Application(s)

(Number)	(Country)	(Day/Month/Year Filed)	Priority Not Claimed
			☒
			☐

I hereby claim the benefit under 35 U.S.C. § 119(e) of any United States provisional application(s) listed below.

(Application Number)	(Filing Date)

I hereby claim the benefit under 35 U.S.C. § 120 of any United States application(s), or § 365(c) of any PCT International application designating the United Stated, listed below and, insofar as the subject matter of each of the claims of this application is not disclosed in the prior United Stated or PCT International application in the manner provided by the first paragraph of 35 U.S.C. § 112.
I acknowledge the duty to disclose information which is material to patentability as defined in 37 CFR § 1.56 which became available between the filing date of the prior application and the national or PCT International filing date of this application.

(Application Number)	(Filing Date)	(Status-*patented, pending, abandoned*)

I hereby appoint the following attorney(s) and/or agent(s) to prosecute this application and to transact all business in the Patent and Trademark Office connected therewith: The Attorneys Affiliated with Customer No. 04586

Address all telephone calls to Morton J. Rosenberg at 410-465-6678
Address all correspondence to Rosenberg, Klein & Lee
3458 Ellicott Center Drive-Suite 101
Ellicott City, MD 21043

I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code and that such willful false statements may jeopardize the validity of the application or any patent issued thereon.

Full name of sole or first inventor (given name, family name) LI-FENG CHENG (FAMILY NAME: CHENG)
Inventor's signature Li-Feng Cheng Date APRIL 7, 2010
Citizenship TAIWAN, R.O.C.
Mailing Address 2F., NO. 162, JINGYE 1ST RD., ZHONGSHAN DISTRICT, TAIPEI CITY, TAIWAN, R.O.C.

Full name of second joint inventor, if any (given name, family name) ________
Second Inventor's signature ________ Date ________
Citizenship ________
Mailing Address ________

☐ Additional Inventors are being named on separately numbered sheets attached hereto.

Electronic Patent Application Fee Transmittal

Application Number:	
Filing Date:	
Title of Invention:	WASTE RECYCLING APPARATUS
First Named Inventor/Applicant Name:	LI-FENG CHENG
Filer:	Morton J. Rosenberg.
Attorney Docket Number:	MR4053-20

Filed as Small Entity

Utility under 35 USC 111(a) Filing Fees

Description	Fee Code	Quantity	Amount	Sub-Total in USD($)
Basic Filing:				
Utility filing Fee (Electronic filing)	4011	1	82	82
Utility Search Fee	2111	1	270	270
Utility Examination Fee	2311	1	110	110
Pages:				
Claims:				
Miscellaneous-Filing:				
Petition:				
Patent-Appeals-and-Interference:				

Description	Fee Code	Quantity	Amount	Sub-Total in USD($)
Post-Allowance-and-Post-Issuance:				
Extension-of-Time:				
Miscellaneous:				
		Total in USD ($)		**462**

Electronic Acknowledgement Receipt

EFS ID:	7376467
Application Number:	12756426
International Application Number:	
Confirmation Number:	1619
Title of Invention:	WASTE RECYCLING APPARATUS
First Named Inventor/Applicant Name:	LI-FENG CHENG
Customer Number:	04586
Filer:	Morton J. Rosenberg.
Filer Authorized By:	
Attorney Docket Number:	MR4053-20
Receipt Date:	08-APR-2010
Filing Date:	
Time Stamp:	14:14:36
Application Type:	Utility under 35 USC 111(a)

Payment information:

Submitted with Payment	yes
Payment Type	Credit Card
Payment was successfully received in RAM	$462
RAM confirmation Number	391
Deposit Account	
Authorized User	

File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)

1	Application Data Sheet	4053-20-ADS-APR8-2010.pdf	995533 7ed9f7d83da8b286ed7a8545a14c6ba4efb06cf9	no	4
Warnings:					
Information:					
2		4053-20-PA-APR08-2010.pdf	450204 ab74dc23c9ba06bbb7631efeb4cdd8f3d1b9b520	yes	11

Multipart Description/PDF files in .zip description		
Document Description	**Start**	**End**
Specification	1	5
Claims	6	7
Abstract	8	8
Drawings-only black and white line drawings	9	10
Oath or Declaration filed	11	11

Warnings:					
Information:					
3	Fee Worksheet (PTO-875)	fee-info.pdf	32911 d5245958c87f81965608bc9b5b8418a41d8967da	no	2
Warnings:					
Information:					
		Total Files Size (in bytes):	1478648		

This Acknowledgement Receipt evidences receipt on the noted date by the USPTO of the indicated documents, characterized by the applicant, and including page counts, where applicable. It serves as evidence of receipt similar to a Post Card, as described in MPEP 503.

<u>New Applications Under 35 U.S.C. 111</u>
If a new application is being filed and the application includes the necessary components for a filing date (see 37 CFR 1.53(b)-(d) and MPEP 506), a Filing Receipt (37 CFR 1.54) will be issued in due course and the date shown on this Acknowledgement Receipt will establish the filing date of the application.

<u>National Stage of an International Application under 35 U.S.C. 371</u>
If a timely submission to enter the national stage of an international application is compliant with the conditions of 35 U.S.C. 371 and other applicable requirements a Form PCT/DO/EO/903 indicating acceptance of the application as a national stage submission under 35 U.S.C. 371 will be issued in addition to the Filing Receipt, in due course.

<u>New International Application Filed with the USPTO as a Receiving Office</u>
If a new international application is being filed and the international application includes the necessary components for an international filing date (see PCT Article 11 and MPEP 1810), a Notification of the International Application Number and of the International Filing Date (Form PCT/RO/105) will be issued in due course, subject to prescriptions concerning national security, and the date shown on this Acknowledgement Receipt will establish the international filing date of the application.

Date: 04/08/10

PATENT APPLICATION FEE DETERMINATION RECORD

Substitute for Form PTO-875

Application or Docket Number: 12/756,426

APPLICATION AS FILED – PART I

FOR	NUMBER FILED (Column 1)	NUMBER EXTRA (Column 2)	SMALL ENTITY RATE ($)	SMALL ENTITY FEE ($)	OR	OTHER THAN SMALL ENTITY RATE ($)	OTHER THAN SMALL ENTITY FEE ($)
BASIC FEE (37 CFR 1.16(a), (b), or (c))	N/A	N/A	N/A	82		N/A	
SEARCH FEE (37 CFR 1.16(k), (i), or (m))	N/A	N/A	N/A	270		N/A	
EXAMINATION FEE (37 CFR 1.16(o), (p), or (q))	N/A	N/A	N/A	110		N/A	
TOTAL CLAIMS (37 CFR 1.16(i))	5 minus 20 =		x$26		OR	x$52	
INDEPENDENT CLAIMS (37 CFR 1.16(h))	1 minus 3 =	*	x$110			x$220	
APPLICATION SIZE FEE (37 CFR 1.16(s))	If the specification and drawings exceed 100 sheets of paper, the application size fee due is $260 ($130 for small entity) for each additional 50 sheets or fraction thereof. See 35 U.S.C. 41(a)(1)(G) and 37 CFR						
MULTIPLE DEPENDENT CLAIM PRESENT (37 CFR 1.16(j))			195			390	
			TOTAL	462		TOTAL	

* If the difference in column 1 is less than zero, enter "0" in column 2.

APPLICATION AS AMENDED – PART II

AMENDMENT A

	CLAIMS REMAINING AFTER AMENDMENT (Column 1)		HIGHEST NUMBER PREVIOUSLY PAID FOR (Column 2)	PRESENT EXTRA (Column 3)	SMALL ENTITY RATE ($)	SMALL ENTITY ADDITIONAL FEE ($)	OR	OTHER THAN SMALL ENTITY RATE ($)	OTHER THAN SMALL ENTITY ADDITIONAL FEE ($)
Total (37 CFR 1.16(i))	*	Minus	**	=	x =		OR	x =	
Independent (37 CFR 1.16(h))	*	Minus	***	=	x =		OR	x =	
Application Size Fee (37 CFR 1.16(s))									
FIRST PRESENTATION OF MULTIPLE DEPENDENT CLAIM (37 CFR 1.16(j))					N/A		OR	N/A	
					TOTAL ADD'T FEE		OR	TOTAL ADD'T FEE	

OR

AMENDMENT B

	CLAIMS REMAINING AFTER AMENDMENT (Column 1)		HIGHEST NUMBER PREVIOUSLY PAID FOR (Column 2)	PRESENT EXTRA (Column 3)	SMALL ENTITY RATE ($)	SMALL ENTITY ADDITIONAL FEE ($)	OR	OTHER THAN SMALL ENTITY RATE ($)	OTHER THAN SMALL ENTITY ADDITIONAL FEE ($)
Total (37 CFR 1.16(i))	*	Minus	**	=	x =		OR	x =	
Independent (37 CFR 1.16(h))	*	Minus	***	=	x =		OR	x =	
Application Size Fee (37 CFR 1.16(s))									
FIRST PRESENTATION OF MULTIPLE DEPENDENT CLAIM (37 CFR 1.16(j))					N/A		OR	N/A	
					TOTAL ADD'T FEE		OR	TOTAL ADD'T FEE	

* If the entry in column 1 is less than the entry in column 2, write "0" in column 3.
** If the "Highest Number Previously Paid For" IN THIS SPACE is less than 20, enter "20".
*** If the "Highest Number Previously Paid For" IN THIS SPACE is less than 3, enter "3".
The "Highest Number Previously Paid For" (Total or Independent) is the highest number found in the appropriate box in column 1.